                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                             SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c), Rule 14a-12

                       WALNUT FINANCIAL SERVICES, INC.
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              (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                       WALNUT FINANCIAL SERVICES, INC.
                         8000 Towers Crescent Drive
                                 Suite 1070
                           Vienna, Virginia  22182
                              ________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              ________________

                       TO BE HELD ON DECEMBER __, 1998

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Walnut Financial Services, Inc. (the "Company") will be held on _______________, December _____, 1998 at 10:00 a.m. at
_________________________________________________________________ for the
following purposes:

     1. To elect seven directors of the Company to serve until the 1999 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

     2. To ratify the selection of Richard A. Eisner & Company, LLP as the Company's independent auditors;

     3. To approve the Amendment to the Company's Articles of Incorporation to effect a single reverse stock split of the Common Stock, such that each of a whole number of not less than three nor more than six issued and outstanding shares of Common Stock are converted into one share of common stock of the Company, subject to the discretion of the Board of Directors to select a whole number within such range and to determine whether to file such Amendment and to effect such a reverse stock split; and

     4. To consider and act upon any other matters that may properly be brought before the 1998 Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the 1998 Annual Meeting on the date specified above, or on any date or dates to which the 1998 Annual Meeting may be adjourned, or to which the 1998 Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on November __, 1998 as the record date for the 1998 Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the 1998 Annual Meeting and at any adjournments or postponements thereof.

     You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                              By Order of the Board of Directors



Vienna, Virginia                              Joshua S. Kanter
November __, 1998                             Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                       WALNUT FINANCIAL SERVICES, INC.
                         8000 Towers Crescent Drive
                                 Suite 1070
                           Vienna, Virginia  22182
                              ________________

                               PROXY STATEMENT

                              ________________

                 FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON DECEMBER __, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Walnut Financial Services, Inc. (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company to be held on __________, December __, 1998, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote on the election of seven directors of the Company and the other matters discussed in this Proxy Statement and to act on any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about November __, 1998. The Board of Directors has fixed the close of business on November __, 1998 as the record date for the 1998 Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 19,811,178 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY CARD RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY CARD. IF A PROPERLY EXECUTED PROXY CARD IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PERSONS DESIGNATED AS PROXY HOLDERS ON THE PROXY CARD WILL VOTE (I) FOR THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT, (II) FOR THE RATIFICATION OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS, (III) FOR THE AUTHORIZATION AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A SINGLE REVERSE STOCK SPLIT SUCH THAT EACH OF A WHOLE NUMBER OF NOT LESS THAN THREE NOR MORE THAN SIX ISSUED AND OUTSTANDING SHARES OF THE COMMON STOCK ARE CONVERTED INTO ONE SHARE OF COMMON STOCK OF THE COMPANY AS DISCUSSED IN THIS PROXY STATEMENT; AND (IV) IN THEIR OWN DISCRETION WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the votes cast with a quorum present at the Annual Meeting is required for the election of directors (Proposal I). The affirmative vote of the holders of a majority of the votes cast with a quorum present at the Annual Meeting is required for Proposals II, III and any other matters to be brought before the stockholders at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and, accordingly, will have no effect on the vote required although both will count towards the presence of a quorum.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-K ("ANNUAL REPORT"), INCLUDING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, WAS MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 30, 1998. THE ANNUAL REPORT, HOWEVER, IS NOT PART OF THE PROXY SOLICITATION MATERIAL. ADDITIONAL COPIES OF THE ANNUAL REPORT AND ANY QUARTERLY REPORT ON FORM 10-Q, TOGETHER WITH EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST IN WRITING TO WALNUT FINANCIAL SERVICES, INC., 8000 TOWERS CRESCENT DRIVE, SUITE 1070, VIENNA, VIRGINIA 22182,
ATTENTION: INVESTOR RELATIONS OR BY FILLING OUT THE ENCLOSED SELF-ADDRESSED POSTAGE PAID CARD SPECIFICALLY DESIGNED FOR REQUESTING A COPY OF THE ANNUAL REPORT.

                           INTRODUCTION TO PROPOSALS

     The stockholders of the Company are being asked to consider and vote upon three items. Directors and the Company's independent auditors are presented for election and ratification, respectively, to the stockholders annually. All director nominees currently serve as directors and the selected independent auditor has served as the Company's independent auditor since 1995. The third item being presented to the stockholders is extraordinary. The stockholders are being asked to authorize and approve an amendment to the Company's Articles of Incorporation to effect a reverse stock split. Management is presenting this item to the stockholders in an effort to avoid the Nasdaq Stock Market, Inc. delisting the Common Stock from the Nasdaq Stock Market, Inc. National Market System, where such shares are currently listed and traded.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of seven members with the directors serving for a term of one year and until their successors are duly elected and qualified. The terms of all directors expire at each annual meeting of stockholders.

     At the Annual Meeting, all seven directors will be elected to serve until the 1999 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board of Directors has nominated Burton W. Kanter, Joel S. Kanter, William F. Burge, III, Gene E. Burleson, Solomon A. Weisgal, Albert Morrison, Jr. and Earl Chapman to be directors (the "Nominees"). Each of the Nominees served as a director of the Company since the 1997 Annual Meeting of Stockholders. Each of the Nominees has consented to be named as a nominee in this Proxy Statement. The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if any person nominated by the Board of Directors is unable or unwilling to accept election, the proxies will vote for the election of such other person or persons as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES.

         INFORMATION REGARDING DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The following biographical descriptions set forth certain information with respect to the Nominees for election as directors at the Annual Meeting and the executive officers of the Company, based on information furnished to the Company by each Nominee or executive officers. The following information is as of November __, 1998, unless otherwise specified.

Name                   Age  Title
---------------------  ---  ----------------------------------------
Burton W. Kanter*      68   Director (Chairman) and Nominee

Joel S. Kanter*        41   Chief Executive Officer, President,
                            Director and Nominee

William F. Burge, III  57   Director and Nominee

Solomon A. Weisgal     71   Director and Nominee

Gene E. Burleson*      57   Director and Nominee

Albert Morrison, Jr.   61   Director and Nominee

Earl Chapman           73   Director and Nominee

Robert F. Mauer        44   Treasurer

Joshua S. Kanter*      36   Secretary and General Counsel
====================================================================

* Such individuals may be deemed to be "interested persons" as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

BURTON W. KANTER                                           Director since 1995


      Mr. Kanter has served as a Director of the Company since February 27, 1995 and the Chief Executive Officer of Walnut Capital Corp., a Delaware corporation ("Walnut Capital"), a subsidiary of the Company, since February 27, 1995. He has been a director of Walnut Capital since 1983, and was the President of Walnut Capital between 1987 and February 27, 1995, and Treasurer of Walnut Capital from January 1994 until February 27, 1995. Mr. Kanter is of counsel to Neal Gerber & Eisenberg, a Chicago, Illinois law firm. From 1961 through 1985, Mr. Kanter was a partner in the law firm of Kanter & Eisenberg or its predecessor firms. He is the author of numerous articles and a frequent lecturer in the field of Federal income taxation, and founder and senior editor of the nationally known column in the Journal of Taxation called "Shop Talk." He is a member of the faculty of the University of Chicago Law School. He is a director of numerous companies, including the following public companies: First Health Group Corp., Scientific Measurement Systems, Inc., and Logic Devices Incorporated. He is a member of the Board of Directors or the Board of Trustees of: the Midwest Film Center of the Chicago Art Institute, the Chicago International Film Festival, and the Museum of Contemporary Art of Chicago. He is also on the advisory board of the Wharton School of the University of Pennsylvania Real Estate Center and the University of Chicago Annual Tax Conference. Mr. Kanter is the father of Joel S. Kanter and Joshua S. Kanter.

JOEL S. KANTER                                             Director since 1995

      Mr. Kanter has been a Director and the President of the Company since February 27, 1995 and has been the Chief Executive Officer of the Company since April 15, 1996. From 1988 to February 27, 1995,

      Mr. Kanter was a consultant to Walnut Capital. Mr. Kanter has been President and a director of Walnut Capital since February 27, 1995. Mr. Kanter has served as President of Windy City, Inc. ("WCI"), a privately held investment firm, since July 1986. From 1978 through 1979, Mr. Kanter served as a Legislative Assistant to Congressman Abner J. Mikva (D-Ill.) specializing in Judiciary Committee affairs. From 1980 through 1982, Mr. Kanter served as a Special Assistant to the National Association of Attorneys General, representing that organization's positions in the criminal justice and environmental arenas. From 1982 through 1984, Mr. Kanter served as Staff Director of the House Subcommittee on Legislative Process chaired by Congressman Gilles D. Long (D-La.). In that capacity, he also lent assistance to the House Democratic Caucus which was also chaired by Congressman Long. From 1985 through 1986, Mr. Kanter served as Managing Director of The Investors' Washington Service, an investment advisory company specializing in providing advice to large institutional clients regarding the impact of federal legislative and regulatory decisions on debt and equity markets. Clients of The Investors' Washington Service included Amoco Oil, AT&T, Bankers Trust, Citicorp, Chase Manhattan Bank, Chrysler Corporation, General Motors, J.C. Penney, and others. Mr. Kanter currently serves on the Boards of Directors of Mariner Post-Acute Network, Inc., I-Flow Corporation, Osteoimplant Technology, Inc., Encore Medical Corporation and Magna-Lab, Inc., each of which is a publicly-held company, as well as a number of private concerns. Mr. Kanter is the son of Burton W. Kanter and the brother of Joshua S. Kanter.

WILLIAM F. BURGE, III                                      Director since 1995

      Mr. Burge has been a Director of the Company since February 27, 1995.
      Mr. Burge has been a director of Walnut Capital since 1992. He is on the Board of Directors of Wallis State Bank, former Trustee of the University of Houston Foundation and Tartan Corp. Recently, he was appointed Vice-Chairman of Harris County-Houston Sports Authority. He was also appointed to the Honorary Advisory Board of the International Business
      College of Dalian, China.   He is also a Board member and past Chairman
      of the West Houston Association. Since 1980, he has been a Board member of Sky Ranch and Vice Chairman of the Harris County Housing Finance Corporation. Since 1970, Mr. Burge has served as Managing Director and Vice Chairman of the Board of Directors of Mitsubishi Estate Company Associates, USA, as well as President and Managing Director of Ayrshire Corp. From 1987 through 1997, Mr. Burge was Chairman of the Houston Metropolitan Transit Authority Board of Directors. He also has experience in commercial and residential real estate development in Houston, Dallas, New York, New Orleans, Atlanta and Los Angeles. He is on the advisory board of the Wharton School of the University of Pennsylvania Real Estate Center and a member of the Urban Land Institute.

GENE E. BURLESON                                           Director since 1996

      Mr. Burleson has been a Director of the Company and a director of Walnut Capital since June 1996. Mr. Burleson served as Chairman of the Board and Chief Executive Officer of GranCare, Inc., from 1994 to 1997. Following the merger of GranCare, Inc.'s pharmacy operations with Vitalink Pharmacy Services, Inc., he served as Chief Executive Officer of Vitalink Pharmacy Services, Inc. from February 1997 to August 1997. His previous experience included serving as President and Chief Operating Officer of American Medical International, Inc. ("American"). Mr. Burleson is presently a director of Decker's Outdoor Corp., Alternative Living Services Inc., and Mariner Post-Acute Network, Inc., each publicly-held companies.

SOLOMON A. WEISGAL                                         Director since 1995

      Mr. Weisgal has been a Director of the Company since February 27, 1995. Mr. Weisgal has been a director of Walnut Capital since 1984. Mr. Weisgal is a Certified Public Accountant and has been President of Solomon A. Weisgal, Ltd., a financial consulting firm, since its inception in 1979. Mr. Weisgal is presently a director of The Alta Group Ltd. and numerous other privately-held concerns.

ALBERT MORRISON, JR.                                       Director since 1997

      Mr. Morrison has been a Director of the Company since August 13, 1997 and a director of Walnut Capital since 1984. Mr. Morrison is President of Morrison, Brown, Argiz & Company, Certified Public Accountants. He has more than 30 years experience as an accountant and is a member of a number of professional accounting institutes and associations. Mr. Morrison is Vice Chairman of the Dade County Industrial Development Authority, Treasurer of the Board of Trustees of Florida International University, and a member of the Board of Directors of Chicago Holdings, Inc., Heico Corporation, Logic Devices Incorporated and a Trustee of the Greater Miami Chamber of Commerce.

EARL CHAPMAN                                               Director since 1997

      Mr. Chapman has been a Director of the Company and a director of Walnut Capital since October 8, 1997. Mr. Chapman is currently the Chief Executive Officer and Chairman of Booklines, Hawaii Ltd., a Hawaiian distributor of books, music, video tapes and other souvenir products. Prior to joining Booklines, Hawaii Ltd., Mr. Chapman was the Chief Executive Officer and Chairman of SiLite Corporation, a manufacturer of plastic food service products. Mr. Chapman serves as a member of the Board of the Neighborhood Justice Center, a volunteer mediation agency comprised of approximately 200 volunteer mediators.

ROBERT F. MAUER                                                      Treasurer

      Mr. Mauer has been the Treasurer of the Company and Walnut Capital since February 1996 and is currently also the Chief Financial Officer. From 1991 to February 1996, he was Director of Corporate Planning of Washington Gas Light Company and, concurrently, Vice-President of its non-utility subsidiaries. In this planning role, he developed the strategic plan for the Washington Gas Light Company and was responsible for acquisition and divestiture analysis. The non-utility subsidiaries activities included manufacturing, contracting, home improvement and real estate. Mr. Mauer was employed by Owens Corning from 1977 until 1991. While there, he held a variety of financial positions that involved both domestic and international assignments. His responsibilities included roles of Manager of Consolidated Accounting, Controller and Treasurer of British Operations in Wrexham, Wales, which encompassed complete financial responsibilities of a manufacturing and import/export company. Other financial roles included that of Assistant Treasurer in Brussels, Belgium where he was in charge of all foreign currency transactions for Owens Corning.

JOSHUA S. KANTER                                  Secretary and General Counsel

      Mr. Kanter has been the Secretary of the Company since February 28, 1995 and General Counsel of the Company since September 14, 1995. Mr. Kanter has been the Assistant Secretary and General Counsel of Walnut Capital since June 6, 1996. Since November 1997, Mr. Kanter has been Chief Executive Officer of The Alta Group Ltd. and its wholly-owned subsidiary, Greenway Environmental, Inc., companies specializing in waste management services. Since June 1993, Mr. Kanter has also been of counsel to Barack Ferrazzano Kirschbaum Perlman & Nagelberg ("BFKP&N"), a Chicago, Illinois law firm specializing in securities, corporate and real estate law. Mr. Kanter was an associate at that firm from September 1987 to February 1990. Since 1986, Mr. Kanter has also been vice-president of WCI. Mr. Kanter is the son of Burton W. Kanter and the brother of Joel S. Kanter.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth (i) the number of shares of Common Stock beneficially owned by Burton W. Kanter, Joel S. Kanter and Robert F. Mauer (collectively, the "Named Executive Officers"), and each of the directors of the Company, individually, and the executive officers and directors of the Company, as a group, and (ii) the percentage of ownership of the outstanding Common Stock represented by such shares. Except for such persons, no owner of more than five percent (5%) of the outstanding Common Stock is known to the Company. The share ownership is reported as of October 31, 1998. All share numbers are provided based upon information supplied to management of the Company by the respective individuals and members of the group. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.


Names and Addresses of Directors     Number of         Percent of
    and Executive Officers             Shares             Class
--------------------------------    -----------       ------------
Burton W. Kanter(1)
Two North LaSalle St.
Suite 2200
Chicago, IL 60602                   1,349,805              6.8%

Solomon A. Weisgal(2)
120 S. Riverside Plaza
Suite 1420
Chicago, IL 60606                     440,057              2.2

Joel S. Kanter(3)
8000 Towers Crescent Drive
Suite 1070
Vienna, VA  22182                   1,373,780              6.9

William F. Burge, III
Ayrshire Corporation
2028 Buffalo Terrace
Houston, TX  77019                          0               0

Gene E. Burleson
One Ravinia Drive
Suite 1500
Atlanta, GA  30346                      5,000               *

Albert Morrison, Jr.(4)
9795 South Dixie Highway
Miami, FL  33156                      540,159              2.7

Earl Chapman(5)
2039 Laukahi Street
Honolulu, HI  96821                    10,000               *

Robert F. Mauer(6)
8000 Towers Crescent Drive
Suite 1070
Vienna, VA  22182                      56,250               *

Officers and Directors,
as a group(7)                       3,608,011             18.2


---------------------

* Less than one percent (1%).

(1) The number of shares reported includes: (i) 9,017 shares owned by BWK, Inc. ("BWK"), (ii) 40,523 shares owned by Carlco, Inc. ("Carlco"), (iii) 566,098 shares owned by Mr. Kanter, not personally but solely as Co-Trustee of each of the general partners of the HAP Trusts Partnership ("HAP"), (iv) 354,910 shares owned by The Holding Company ("THC"), (v) 40,078 shares owned by TMT, Inc. ("TMT"), (vi) 52,500 shares owned by the Nominee Corp. ("Nominee"), (vii) Class A Warrants ("Class A Warrants") to purchase up to 36,750 shares at $1.50 per share, owned by Nominee, and (viii) options to purchase up to 249,929 shares at $1.80 per share, all of which options are presently exercisable.

     Mr. Kanter disclaims any and all beneficial interest in any of the above referenced shares of Common Stock owned by BWK, Carlco, HAP, THC, TMT or Nominee. Mr. Kanter, as President of BWK, Carlco, TMT, THC, and Nominee, has sole voting and investment control of the 497,028 shares owned by BWK, Carlco, TMT, THC and Nominee and, upon exercise thereof, will have sole voting and investment control over the 286,679 shares underlying Nominee's Class A Warrants and Mr. Kanter's options. Mr. Kanter, as Co-Trustee of each of the general partners of HAP, shares voting and investment control of the 566,098 shares owned by HAP with his fellow co-trustee.

     Each of BWK, Carlco, HAP, THC, TMT and Nominee disclaim any and all beneficial ownership of the shares owned by the others.

(2) The number of shares reported includes: (i) 45,199 shares owned by Cypress Lane Investments ("Cypress"), (ii) 45,199 shares owned by Nacha Investment Company ("Nacha"), the general partners of which are individual trusts of which Mr. Weisgal is trustee and Mr. Chapman and members of his family are the beneficial owners, (iii) 10,000 shares owned by Cana Investors ("Cana"), the general partners of which are Mr. Weisgal (or a revocable trust of which he is the sole trustee and beneficiary), Mr. Chapman (or a revocable trust of which he is the sole trustee and beneficiary), Cypress and Nacha and (iv) 339,659 shares owned by the BRT Partnership ("BRT"), the general partners of which are individual trusts of which Mr. Weisgal is trustee and members of the Kanter family including Joel S. Kanter and Joshua S. Kanter, but excluding Burton W. Kanter, are the beneficiaries.

     Mr. Weisgal disclaims any and all beneficial interest in any of the shares owned by Nacha or BRT. As such, Mr. Weisgal has a beneficial interest only in the 55,199 shares. Mr. Weisgal has sole voting and investment control of the 384,858 shares owned by Nacha and BRT. Mr. Weisgal, as the trustee of one of the general partners of Cypress, shares voting and investment control of the 45,199 shares owned by Cypress. Mr. Weisgal, as one of the general partners and as the trustee of two of the general partners of Cana, shares with Mr. Chapman the voting and investment control of the 10,000 shares owned by Cana.

     Each of BRT, Cana, Cypress and Nacha disclaim any and all beneficial ownership in the shares owned by the others.

(3) The number of shares reported includes: (i) 411,993 shares owned by the Kanter Family Foundation ("KFF"), (ii) 726,843 shares owned by WCI, (iii) 35,000 Class A Warrants owned by KFF, and (iv) options to purchase up to 199,944 shares at $1.80 per share, all of which options are presently exercisable.

     Mr. Kanter disclaims any and all beneficial interest in any of the above referenced securities owned by KFF or WCI. Mr. Kanter, as President of KFF and WCI, has sole voting and investment control of the 962,976 shares owned by KFF and WCI and, upon exercise thereof, will have sole voting and investment control over the 234,944 shares underlying KFF's Class A Warrants and Mr. Kanter's options.

     Each of KFF and WCI disclaim any and all beneficial ownership of the shares owned by the other.

(4) The number of shares reported consists of 540,159 shares owned by Federal Business Investment Company ("FBIC"). Mr. Morrison is the president of FBIC and exercises sole voting and investment control over such

     Common Stock. Trusts established for the benefit of members of Burton Kanter's family (excluding Mr. Kanter) beneficially own 48% of the outstanding common stock of FBIC. Trusts established for the benefit of various members of Mr. Morrison's family (excluding Mr. Morrison himself) beneficially owns 48% of the outstanding common stock of FBIC. The remaining 4% of the outstanding common stock of FBIC and a class of preferred stock of FBIC are beneficially owned by unrelated third parties. Mr. Morrison disclaims beneficial interest to the 540,159 shares of Common Stock owned by FBIC.

(5) The number of shares reported is 10,000 shares owned by Cana the beneficial ownership of which has also been reported by Mr. Weisgal. Mr. Chapman, as one of the general partners of Cana, shares voting and investment control of the shares owned by Cana.

(6) The number of shares reported consists of options to purchase 50,000 shares at $2.00 per share and 6,250 shares at $2.00 per share, all of which options are presently exercisable.

(7) Such group consists of nine persons. The number of shares reported includes all of the shares reported at Footnotes 1 through 6, inclusive.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     SUMMARY COMPENSATION. The following table sets forth the fiscal year 1997 compensation paid by the Company, including its subsidiaries, to all of the directors of the Company and each of the three highest paid executive officers of the Company that received an aggregate compensation from the Company for fiscal year 1996 in excess of $60,000. On October 15, 1997, the Company and certain of its subsidiaries elected to become regulated as business development companies ("BDCs") under the 1940 Act. The form of disclosure regarding executive compensation included in this Proxy Statement is mandated by the provisions of the 1940 Act and is different in several respects from the form of disclosure otherwise required under the Securities Exchange Act of 1934, as amended (the "1934 Act"). See CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS for additional amounts paid by the Company to its executive officers and their affiliates.

                         COMPENSATION TABLE (1997) (1)


                                                    Aggregate
                                                Compensation from
       Name of Person, Position                      Company
------------------------------------------------------------------
Burton W. Kanter,
 Chairman of the Board                               $100,000

Joel S. Kanter,
 President and Chief Executive Officer               $250,000(2)

Robert F. Mauer,
 Chief Financial Officer and Treasurer               $130,000(2)

William F. Burge, III,
 Director                                             $13,500(3)

Gene E. Burleson
 Director                                             $13,500(3)

Earl Chapman,
 Director                                                  $0(3)

Albert Morrison, Jr.,
 Director                                             $12,500(3)

Eugene Scalercio,
 Director                                             $67,500(4)

Solomon A. Weisgal,
 Director                                             $13,500(3)


(1) Non-employee Directors of the Company other than Mr. Morrison received compensation from the Company only. In addition, no pension or retirement benefit is proposed to be paid to Non-employee Directors or the Named Executives of the Company under any existing plan in the event of retirement at normal retirement date nor were any such benefits accrued as part of the Company's expenses. Accordingly, the columns entitled "Total compensation from fund and fund complex paid to directors", "Estimated annual benefits upon retirement" and "Pension or retirement benefits accrued as part of Company's expenses" required by Item 22(b)(6)(i) of
     Schedule 14A promulgated under the 1934 Act have been omitted.
(2) The Company paid bonuses of $50,000 and $30,000 to Mr. Kanter and Mr. Mauer, respectively, in January 1998 with respect to their job performance for the fiscal year 1997.
(3) Non-employee Directors receive meeting fees described in DIRECTOR COMPENSATION below.
(4) Mr. Scalercio's compensation reflects his salary and other amounts paid by NFS Services, Inc. ("NFS") during the period that such company was a wholly-owned subsidiary of the Company. NFS was sold by the Company in September 1997.

     OPTIONS AND OTHER AWARDS. There were no options or SARs granted to any of the directors of the Company or the Named Executives. No directors or executive officers of the Company or its subsidiaries exercised any options during fiscal year 1997. On October 8, 1997, the Compensation Committee determined to reduce the exercise price to $2.00 per share of 100,000 incentive stock options granted to Mr. Mauer in 1996 under the NFS Services, Inc. 1994 Stock Incentive Plan at an exercise price of $2.50 per share. The Compensation Committee reasoned that this repricing would more closely align Mr. Mauer's potential compensation with the performance of the Company and more effectively provide an incentive for successful performance.

     EMPLOYMENT AGREEMENTS WITH MANAGEMENT. The Company has entered into employment agreements with each of Burton W. Kanter and Joel S. Kanter in the past. Each of these agreements expired by its terms in February 1998 and has not been renewed or replaced.

     DIRECTOR COMPENSATION. During the 1997 fiscal year the Company paid its non-employee directors $2,500 for each regularly scheduled meeting attended in person or by telephone, $2,500 for each special meeting attended n person and $500 for each committee meeting attended in person or by telephone. Mr. Morrison received $2,500 for each meeting of the Board of Directors of Walnut Capital which he attended prior to becoming a director of the Company. The Company reimburses the directors for reasonable out-of-pocket expenses incurred in connection with their activities on behalf of the Company. In the past, if a director was re-elected, such director would receive, upon such re-election, a 10-year option to purchase 6,000 shares of common stock at the market price at the time of grant. Furthermore, any new director elected to the Board of Directors would receive a 10-year option to purchase up to 10,000 shares of Common Stock at the market price at the time of grant. In light of the Company's recent election to be regulated as a BDC, its option granting policies must now be approved by the SEC, and the Company is currently in the process of seeking such approvals.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     GENERAL.  The Company is managed by a seven member Board of Directors.
The 1940 Act requires that at least a majority of the members of the board of directors of a BDC not be "interested persons" as defined in Section 2(a)(19) of the 1940 Act. The current non-interested persons are Messrs. Burge, Chapman, Morrison and Weisgal. All seven seats on the Board of Directors are to be filled at the Annual Meeting. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualified. At each annual meeting of the stockholders of the Company, the successors to the directors whose terms expire at that meeting will be elected to hold office for a term continuing until the annual meeting of stockholders held in the year following the year of their election and the election and qualification of their successors.

     The Board of Directors held 7 meetings during the 1997 fiscal year. Each of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors of which he was a member except that Mr. Eugene Scalercio missed 2 of 4 meetings of the Board of Directors prior to his resignation therefrom in August 1997.

     The Board of Directors has appointed an Audit Committee, a Compensation Committee and an Incentive Stock Option Plan Administrative Committee. Since the end of the 1997 fiscal year, the Board of Directors has also appointed a Finance Committee and an Investment Committee. The members of all such committees serve at the discretion of the Board of Directors.

     AUDIT COMMITTEE. The Audit Committee, which consists of Messrs. Burleson, Burge and Weisgal, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accounts, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met 1 time during the 1997 fiscal year. Mr. Weisgal is the chairman of the Audit Committee.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Burleson, Burge and Weisgal. The Compensation Committee has the authority to establish the compensation, benefits and perquisites for the executive officers, directors and other employees of the Company and each of its direct and indirect subsidiaries. The Compensation Committee met 1 time during the 1997 fiscal year. Mr. Burge is the chairman of the Compensation Committee.

     INCENTIVE STOCK OPTION PLAN ADMINISTRATIVE COMMITTEE (the "Option Plan Committee"). The Option Plan Committee consists of Messrs. Burleson, Burge and Weisgal. The Option Plan Committee is empowered to administer the Walnut Capital Corp. 1987 Stock Option Plan, the NFS Services, Inc. 1989 Incentive Stock Plan and the NFS Services, Inc. (Utah) 1994 Incentive Stock Option Plan. The Option Plan Committee met 2 times during the 1997 fiscal year. Mr. Burleson is the chairman of the Option Plan Committee. In connection with the Company's submission of the Company's Amended 1994 Stock Plan to the SEC for approval as required by the 1940 Act, it is contemplated that a separate Incentive Stock Option Plan Administrative Committee will be established solely for purposes of the Amended 1994 Stock Plan and that the members of such new committee will be Messrs. Burge and Weisgal.

     FINANCE COMMITTEE. The Finance Committee consists of Messrs. Chapman, Joel Kanter and Weisgal. The Financial Committee has the authority to approve any business relationship of a certain magnitude between the

Company and other entities engaged in the business of accounts receivable factoring. The Finance Committee did not exist during the 1997 fiscal year. Mr. Chapman is the chairman of the Financial Committee.

     INVESTMENT COMMITTEE. The Investment Committee consists of Messrs. Burleson, Joel Kanter and Weisgal. The Investment Committee has the authority to oversee the disposition of the securities of public companies by Walnut Capital and UPLP. The Investment Committee did not exist during the 1997 fiscal year. Mr. Chapman is the Chairman of the Investment Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has retained the firm of BFKP&N as its general counsel. Mr. Joshua Kanter is of counsel to such firm. Walnut Capital paid approximately $23,875 in legal fees and expenses to such firm during fiscal year 1997. In addition, the Company paid approximately $217,800 in legal fees and expenses to BFKP&N through December 31, 1997 and had current BFKP&N invoices outstanding as of December 31, 1997 totaling approximately $62,775.

     Walnut Capital has entered into a sublease agreement with WCI. Messrs. Joel Kanter and Joshua Kanter are the President and Vice President, respectively, of WCI. BRT owns all of the outstanding common stock of WCI. Under the sublease agreement, Walnut Capital leases offices from WCI and WCI provides Walnut Capital with secretarial and other administrative services.
The costs of the secretarial and other administrative services are included in the sublease rental payments. Walnut Capital paid approximately $58,260 to WCI under the sublease agreement in 1997. The sublease has a one-year term which is renewable annually. Management believes the terms of such sublease agreement and the amounts paid thereunder are commensurate to the amounts that Walnut Capital would have to pay to unaffiliated third parties for comparable leased offices and services.

     THC, a company of which Burton W. Kanter is President, made an unsecured loan to Walnut Capital in the principal amount of $400,000 bearing interest at 9.5% per annum in April 1997. BRT and trusts for the benefit of members of the family of Mr. Burton Kanter, but excluding Mr. Burton Kanter, control a majority of the outstanding common stock of THC. Management believes that such loan was on terms no less favorable than the terms available from institutional lenders. The terms of the loan were re-negotiated in 1997 and again in 1998 so that interest continues to accrue at 9.5% per annum and the remaining principal balance of $200,000 is to be repaid in four equal installments at the end of each fiscal quarter of the Company beginning March 31, 1999.

     The Company has a term loan from American National Bank and Trust Company of Chicago which had an outstanding principal balance of $2,600,000 as of December 31, 1997, following a principal payment of $250,000 on such date, which matures in June 1999. Messrs. Burton W. Kanter and Joel S. Kanter have personally guaranteed such term loan. In consideration for such guarantee, the Company has agreed to pay Messrs. Kanter, in the aggregate, an amount equal to
 .25% per annum of the amounts so guaranteed.

     Both Universal Bridge Fund, Inc., a Delaware corporation ("UB") that is a wholly-owned subsidiary of the Company, and a wholly-owned subsidiary of WCI are general partners of Universal Partners, L.P., an Illinois limited partnership ("UPLP"). The partnership agreement provides that each general partner has the authority to bind UPLP and make decisions on behalf of UPLP. To date, UB has primarily exercised management control over UPLP.

     Pursuant to the exchange offer made December 18, 1997 to all holders of warrants to purchase Common Stock at $3.00 per share, WCI exchanged warrants it held to purchase 452,533 shares of Common Stock at $3.00 per share for 113,133 shares of unregistered, restricted Common Stock.

     On September 29, 1997, the Company sold all of the outstanding stock of its wholly-owned subsidiary NFS, which performs consulting and asset recovery services, to a company owned and/or controlled by Mr. Eugene

Scalercio, who had been a director of the Company until his resignation in August 1997. Mr. Scalercio is the Chief Executive Officer of NFS.


                                  PROPOSAL II

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The accounting firm of Richard A. Eisner & Company, LLP ("Eisner") has served as the Company's independent auditors since March 1995. At a meeting on September 24, 1998, the Audit Committee of the Company's Board of Directors recommended the selection of Eisner as the Company's independent auditors for fiscal year 1998 and the entire Board (including a majority of those directors who are not "interested persons" of the Company within the meaning of the 1940
Act) made such selection at a meeting held in person on September 24, 1998. The 1940 Act requires that such selection be ratified by the stockholders of the Company. A representative of Eisner will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                                PROPOSAL III

AUTHORIZATION AND APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A REVERSE STOCK SPLIT

     The Board of Directors of the Company has approved an Amendment (the "Amendment") to the Company's Articles of Incorporation to effect a single reverse stock split, pursuant to which each of a whole number of not less than three nor more than six shares of Common Stock will become one share of common stock of the Company (the "Reverse Stock Split"). The text of the proposed Amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split is set forth in full in Exhibit A to this Proxy Statement. The stockholders are being asked to authorize and approve this Amendment.

     The authorization and approval of the stockholders is being requested subject to certain discretion reserved to the Board of Directors of the Company. If the requested authorization and approval is given, the Board shall have the power to select the whole number of shares not less than three nor more than six of Common Stock (the "Selected Number") which will be converted into one share of common stock of the Company in the Reverse Stock Split. The Board shall also have the authority to determine when to file the Amendment and carry out the Reverse Stock Split, and may choose not to file the Amendment and carry out the Reverse Stock Split at all. The Reverse Stock Split shall become effective, if at all, upon the filing of the Amendment with Utah State Department of Commerce, Division of Corporations and Commercial Code. The Board's authority to file the Amendment shall terminate on the date of the annual meeting of the stockholders of the Company next following the 1998 Annual Meeting (and any adjournments thereof) so that the Reverse Stock Split cannot be effective if the Board does not elect to file the Amendment by such date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUTHORIZATION AND APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT THE REVERSE STOCK SPLIT, SUBJECT TO THE DISCRETION OF THE BOARD OF DIRECTORS AS SO DESCRIBED.

                      REASONS FOR THE REVERSE STOCK SPLIT

     The shares of Common Stock are listed and currently traded on the Nasdaq Stock Market, Inc. National Market System (the "Nasdaq National Market"). Continued listing on the Nasdaq National Market requires that the shares of Common Stock meet at least one of two sets of certain criteria, including a closing bid price of at least $1.00 per share (the "Daily Bid Price Criteria"). The Nasdaq Stock Market, Inc. ("Nasdaq") has informed management of the Company that if the Common Stock does not meet the Daily Bid Price Criteria for at least ten consecutive days prior to November 27, 1998, then the Common Stock will be delisted from trading on the Nasdaq National Market at the opening of business on November 30, 1998. Nasdaq has also informed management that the Common Stock meets all criteria under one set of standards to maintain the listing of the Common Stock on the Nasdaq National Market other than the Daily Bid Price Criteria.

     Since Nasdaq informed the Company that the Common Stock may be delisted, the closing bid price of the Common Stock has not met the Daily Bid Price Criteria. The fall in the closing bid price of the Common Stock below $1.00 generally coincided with the unfavorable stock market conditions that prevailed toward the end of the Summer, particularly for small capitalization stocks.
The Company, through the merger of a newly formed subsidiary, acquired Inland Financial Services ("Inland"), an entity engaged in the business of accounts receivable factoring, on October 19, 1998. Management anticipated that the market price of the Common Stock would be positively impacted by this acquisition because of its immediate positive impact on the consolidated earnings of the Company. While a positive impact was experienced, it was not sufficient to raise the closing bid price of the Common Stock to or above $1.00 per share. Management believes that the Common Stock may be delisted from the Nasdaq National Market unless decisive action is taken now.

     If the Common Stock ceases to be listed and traded on the Nasdaq National Market, the Common Stock would likely thereafter be traded in the over-the-counter market on the OTC Electronic Bulletin Board established for securities that do not meet the Nasdaq listing requirements and also quoted in what are commonly referred to as the "pink sheets". Common Stockholders would likely find it more difficult to effect transactions in and to obtain accurate quotations as to the price of Common Stock because stocks traded in such markets generally have lower trading volume and fewer market makers than stocks traded in the Nasdaq National Market. The spread between the bid and asked prices for the Common Stock quoted in the OTC Electronic Bulletin Board or the pink sheets may routinely exceed such spread quoted on the Nasdaq National Market. In addition, if the Company's Common Stock were delisted, trading of the Common Stock would be subject to "penny stock" rules that impose additional sales practice requirements on broker-dealers who sell such securities. Consequently, delisting could affect the ability of willingness of broker-dealers to sell the Company's Common Stock and the ability of purchaser of the Company's Common Stock to sell their securities in the secondary market.

     The Company anticipates requesting that Nasdaq grant the Company an exception from delisting for a period of time necessary to hold the 1998 Annual Meeting of Stockholders, to file the Amendment and effect the Reverse Stock Split if authorized and approved by the stockholders, and to permit the trading of the common stock of the Company on the Nasdaq National Market following the Reverse Stock Split for a period of time to determine whether the common stock of the Company will meet the Daily Bid Price Criteria for at least ten consecutive trading days. Management believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split will result in a corresponding increase in the price per share of the Company's common stock that will allow the Company to satisfy the Daily Bid Price Criteria. There can be no assurance, however, that the Reverse Stock Split will result in the increase, if any, in the price of the common stock of the Company sufficient to satisfy the Daily Bid Price Criteria. Under the rules of Nasdaq, requests for hearings are granted after reasonable notice. The Company has been informed by Nasdaq that the delisting of the Common Stock from the Nasdaq National Market will be staid until such hearing is held. However, there can be no assurance that the hearing panel will grant the Company its requested exception, that the Reverse Stock Split Stock can be effected during the time period granted in any such exception, or that the closing bid price of the common stock of the Company will meet the Daily Bid Price Criteria for at least ten consecutive trading days during the time period granted in any such exception.

                      MECHANICS OF THE REVERSE STOCK SPLIT

     The Reverse Stock Split will be effected by filing an amendment to the Company's Articles of Incorporation in the form attached hereto as Exhibit A. Upon the filing of the Amendment, each share of the Common Stock issued and outstanding immediately prior thereto will be reclassified as and reconstituted as the appropriate fraction of a share of the Company's common stock equal to one divided by the Selected Number, subject to the treatment of fractional share interests as described below. The par value of such shares shall be $.01 per share. Shortly after the date on which the Amendment is filed, the Company will send transmittal forms to the holders of the Common Stock to be used in forwarding their certificates formerly representing shares of common stock for surrender and exchange for certificates representing whole shares of the newly authorized common stock of the Company. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. No certificates or script representing fractional share interests in the common stock of the Company will be issued. All fractional shares held by a holder after aggregating all of such holder's shares will be rounded up to the nearest whole share.

                       EFFECTS OF THE REVERSE STOCK SPLIT

     While the Reverse Stock Split would result in one new share of common stock of the Company being issued for each Selected Number of presently outstanding shares of Common Stock, each stockholder's percentage ownership interest in the Company and proportional voting power will remain unchanged except for minor differences resulting from rounding up for fractional shares. The rights and privileges of the holders of shares of common stock of the Company, including dividend rights, will otherwise be unaffected by the Reverse Stock Split.

     The Reverse Stock Split may result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs for transactions in odd-lots are generally higher than the cots of transactions in "round-lots" of even multiples of 100 shares. In addition, the elapsed time and other terms of execution for odd lots are also generally less favorable than those for round lots.

     As of November __, 1998, the Company had 50,000,000 authorized shares of Common Stock of which 19,811,173 were issued and outstanding. Of the unissued shares of Common Stock, an aggregate of 5,479,713 were reserved for issuance upon the exercise of options and warrants and upon the satisfaction, if any, of certain conditions set forth in the agreement to acquire Inland. As of November __, 1998, 24,709,109 shares of the Common Stock remain unissued and unreserved.

     The number of authorized shares of Common Stock will not be affected if the Amendment is filed and the Reverse Stock Split is effected. The number of issued and outstanding shares and the number of shares reserved for issuance will be reduced. The precise number of issued and outstanding shares cannot be calculated precisely due to the rounding of fractional shares but can be predicted by dividing 19,811,173 by the Selected Number. The par value of the common stock of the Company following the Reverse Stock Split will remain $.01 per share.

     Since the Reverse Stock Split will not affect the number of authorized shares of Common Stock, but will reduce the number of issued and outstanding shares and the unissued and reserved shares, the Reverse Stock Split will increase the number of authorized shares that have not been issued or reserved. The Board of Directors can elect to issue such shares, so long as adequate consideration is received therefor, without the vote of the stockholders unless such a vote is required by the rules of the market in which such shares are traded. The rules of the Nasdaq National Market, where the shares are currently traded, and the rules of the Nasdaq Small Cap Market require the Company to obtain shareholder approval of certain transactions in which the Company would issue shares exceeding 20% of the number of shares of Common Stock outstanding prior to such issuance. To the knowledge of management of the Company, there are no similar requirements imposed on companies the shares of which are traded in the over-the-counter market on the OTC Electronic Bulletin Board and/or quoted in the pink sheets.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following description of the federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement, all of which are subject to change at any time, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding federal income tax consequences. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers or to specific situations of individual stockholders. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The exchange of shares of Common Stock for shares of newly authorized common sock in the Reverse Stock Split will not cause stockholders to recognize any gain or loss. The holding period of the shares of new Common Stock will include the stockholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The aggregate adjusted basis of the shares of common stock of the Company received in the Reverse Stock Split will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

     The Company will not recognize any gain or loss from the Reverse Stock
Split.

                               DISSENTER'S RIGHTS

     Under Utah law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Amendment or Reverse Stock Split.

                                 OTHER MATTERS

     SOLICITATION OF PROXIES. The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

     STOCKHOLDER PROPOSALS. Stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's principal executive office no later than July __, 1999 in order to be considered for inclusion in the proxy statement and on the proxy card that will be solicited by the Board of Directors in connection with the 1999 Annual Meeting of Stockholders so long as the 1999 Annual Meeting is held within 30 days from the date of the 1998 Annual Meeting on Stockholders. If there is more than 30 days difference in such dates, then stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders and considered for inclusion in the Board's proxy materials must be received a reasonable time before the Company begins to print and mail its proxy materials.

     OTHER MATTERS. The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in their discretion all shares represented by validly executed proxies.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                This Proxy Statement is dated November __, 1998.

                                   EXHIBIT A

                             ARTICLES OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                        WALNUT FINANCIAL SERVICES, INC.



     WALNUT FINANCIAL SERVICES, INC., a Corporation organized and existing under the laws of the State of Utah hereby certifies as follows:

     1. The name of the Corporation is WALNUT FINANCIAL SERVICES, INC.

     2. Article IV of the Articles of Incorporation, which states the number of shares that the Corporation shall have authority to issue, is hereby amended by adding the following paragraph:

" On the effective date of the Articles of Amendment to the Articles of Incorporation of the Corporation, each issued and outstanding share of the Common Stock of the Corporation shall automatically and without any action on the part of the holder thereof be reclassified and reconstituted as one-____* of a share of Common Stock (the "Reverse Stock Split"). No fractional shares shall be issued by the Corporation as a result of the Reverse Stock Split. In lieu thereof, each holder whose aggregate shares of Common Stock are not evenly divisible by ______* will receive one additional share of Common Stock for the fractional share to which such holder would otherwise be entitled as a result of the Reverse Stock Split."


                                        WALNUT FINANCIAL SERVICES, INC.



                                        By:
                                           ----------------------------------
                                           Joel S. Kanter
                                           President and Chief Executive Officer

ATTEST:


----------------------------------
Joshua S. Kanter
Secretary and General Counsel


*This blank will be filled with the Selected Number.

                        WALNUT FINANCIAL SERVICES, INC.

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER __, 1998
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Joel S. Kanter and Joshua S. Kanter, or either of them, with full powers of substitution, as proxies of the undersigned, with the authority to vote upon and act with respect to all shares of Walnut Financial Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the 1998 Annual Meeting of Stockholders of the Company, to be held at ______________________________________________ commencing _____________,
December __, 1998, at 10:00 a.m. and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present, and especially (but without limiting the general authorization and power hereby given) with the authority to vote on the following.

ITEM 1.   ELECTION OF SEVEN DIRECTORS

[ ]  FOR NOMINEES (except as       [ ]   WITHHOLD AUTHORITY to         [ ]  ABSTAIN
     marked to the contrary on           vote for all  nominees
     the line below)                     listed below


Nominees: William F. Burge, III, Gene E. Burleson, Earl Chapman, Burton W.
          Kanter, Joel S. Kanter, Albert Morrison, Jr., and Solomon A. Weisgal

To withhold authority to vote for any individual nominee or nominees, write his or their name or names in the space below:


-----------------------------------------------------------------------------
ITEM 2. RATIFICATION OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


[ ] FOR              [ ]  AGAINST           [ ] ABSTAIN

ITEM 3. AUTHORIZATION AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A SINGLE REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK, SUCH THAT EACH OF A WHOLE NUMBER OF NOT LESS THAN THREE NOR MORE THAN SIX ISSUED AND OUTSTANDING SHARES OF COMMON STOCK ARE CONVERTED INTO ONE SHARE OF COMMON STOCK, SUBJECT TO THE DISCRETION OF THE BOARD OF DIRECTORS TO SELECT A WHOLE NUMBER WITHIN SUCH RANGE AND TO DETERMINE WHETHER TO FILE SUCH AMENDMENT AND TO EFFECT SUCH A REVERSE STOCK SPLIT.

[ ] FOR              [ ]  AGAINST           [ ] ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 1998 ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to said stock and hereby ratifies and confirms all that the proxies named herein and their substitutes, or any of them, may lawfully do by virtue hereof.

     This Proxy, when properly executed, will be voted as specified herein.
If this Proxy does not indicate a contrary choice, it will be voted FOR the nominees for director as listed in item 1, FOR the ratification of the selection of Richard A. Eisner & Company, LLP as the Company's independent auditors as listed in item 2, FOR the authorization and approval of the amendment to the Company's Articles of Incorporation to effect the reverse stock split as listed in item 3, and in the discretion of the persons named as proxies herein with respect to any and all other matters as may properly come before the annual meeting or at any adjournment thereof.


                                -----------------------------------------------
                                Signature of Stockholder

                                Dated:-----------------------------------------


NOTE: Please date proxy and sign it exactly as name or names appear above. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, et cetera. Please return signed proxy in the enclosed envelope.